SUPPLEMENT DATED MARCH 28, 2014

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Pacific Select Fund Class I and P Shares prospectus dated May 1, 2013, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement apply to the Small-Cap Value Portfolio and will be effective May 1, 2014. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summaries section

Small-Cap Value Portfolio – Pursuant to approval by the Trust’s board of trustees, including a majority of the independent trustees, at its meeting held in March 2014, AllianceBernstein, L.P. (“AllianceBernstein”) will become another sub-adviser of the Fund and the Fund will change to a co-managed structure, with AllianceBernstein managing one portion of the Fund and the existing sub-adviser to the Fund, NFJ Investment Group LLC, managing the other portion of the Fund. In order to facilitate the addition of AllianceBernstein as a sub-adviser, a portion of the Fund’s holdings may be sold and new investments purchased in accordance with recommendations by AllianceBernstein. PLFA, the investment adviser to the Fund, may begin transitioning prior to May 1, 2014. PLFA and/or the Fund may retain a transitioning agent in order to reduce transaction costs associated with the purchase and sale of portfolio holdings in connection with the transition.

The disclosure in the Principal Investment Strategies subsection will be replaced with the following:

This Fund is sub-advised by both NFJ Investment Group LLC (“NFJ”) and AllianceBernstein, L.P. (“AllianceBernstein”). PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA allocates the Fund’s assets between NFJ and AllianceBernstein and may change the allocation or rebalance at any time. The sub-advisers employ different approaches to managing small-cap value strategies, as described below. Each sub-adviser has its own investment style and acts independently of the other.

Under normal circumstances, the Fund invests at least 80% of its assets in small-capitalization equity securities.

NFJ managed portion: NFJ generally considers a company to be a small-capitalization company if the company has a market capitalization between $100 million and $4 billion. NFJ normally invests a significant part of its portion of the Fund’s assets in common stocks of companies that NFJ believes are undervalued relative to the market across a broad range of industry groups. NFJ also expects to invest a significant part of its portion of the Fund’s assets in companies that NFJ expects will generate income (for example, by paying dividends).

NFJ uses a value investing style. NFJ screens small-capitalization stocks to identify approximately 500 that it believes are undervalued. NFJ then narrows its field using further quantitative analysis of factors such as price momentum and earnings momentum relative to dividend yields and liquidity and selects from among them, those that pay dividends. NFJ generally tries to maintain about 100-150 stocks in the portion of the Fund it manages. NFJ considers selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other favorable qualitative metrics.

AllianceBernstein managed portion: AllianceBernstein generally considers small-capitalization companies to be those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $4 billion or the market capitalization of the largest company in the Russell 2000 Value Index. AllianceBernstein may invest in real estate investment trusts (“REITs”). As of December 31, 2013, the market capitalization range of the Russell 2000 Value Index was approximately

$15 million to $4.6 billion. AllianceBernstein may invest up to 25% of its portion of the Fund’s assets in securities of foreign issuers, including issuers in emerging market countries and American Depositary Receipts (“ADRs”). AllianceBernstein may also invest up to 20% of its portion of the Fund’s assets in short-term debt obligations.

AllianceBernstein seeks to identify companies that are undervalued versus their long-term earnings potential in selecting investments for its portion of the Fund. AllianceBernstein considers selling a holding when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-longer term earnings ratio, a higher dividend yield or other favorable qualitative metrics.

The following risk will be added to the Principal Risks subsection:

•	Real Estate Companies Risk: Investing in companies operating in the real estate and related industries, including Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”), expose the Fund to the risks of the real estate market and to risks associated with the ownership of real estate. These risks can include fluctuations in the value of or destruction of underlying properties; tenant or borrower default; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic or political events affecting the real estate industry. Real estate companies and sectors and industries impacting the performance of real estate companies (such as banking or financial institutions) may be subject to extensive government regulation, which may change unexpectedly and significantly impact the Fund. REITs and REOCs may also be affected by risks similar to investments in debt securities, including interest rate risk and credit risk.

In the Management subsection, the “Sub-Adviser” caption will be replaced with “Sub-Advisers” and AllianceBernstein L.P. will be added.

In addition, in this same subsection and under the “Sub-Advisers” caption, “NFJ Investment Group LLC” will be added as a heading to the existing table, and the following table will be added after the NFJ table:

AllianceBernstein L.P.

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
James MacGregor, CFA, Chief Investment Officer	Since 2014
Andrew Weiner, Director of Research	Since 2014

Disclosure Changes to the Additional Information About Principal Investment Strategies and Risks section

The disclosure in the Principal Investment Strategies subsection will be replaced with the following:

This Fund is sub-advised by both NFJ Investment Group LLC (“NFJ”) and AllianceBernstein, L.P. (“AllianceBernstein”). PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA allocates the Fund’s assets between NFJ and AllianceBernstein and may change the allocation or rebalance at any time. The sub-advisers employ different approaches to managing small-cap value strategies, as described below. Each sub-adviser has its own investment style and acts independently of the other.

Under normal circumstances, the Fund invests at least 80% of its assets in small-capitalization equity securities.

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NFJ managed portion: NFJ generally considers a company to be a small-capitalization company if the company has a market capitalization between $100 million and $4 billion. NFJ normally invests a significant part of its portion of the Fund’s assets in common stocks of companies that NFJ believes are undervalued relative to the market across a broad range of industry groups. NFJ also expects to invest a significant part of its portion of the Fund’s assets in companies that NFJ expects will generate income (for example, by paying dividends).

NFJ uses a value investing style. NFJ screens small-capitalization stocks to identify approximately 500 that it believes are undervalued. NFJ then narrows its field using further quantitative analysis of factors such as price momentum and earnings momentum relative to dividend yields and liquidity and selects from among them, those that pay dividends. NFJ generally tries to maintain about 100-150 stocks in the portion of the Fund it manages. NFJ considers selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other favorable qualitative metrics.

AllianceBernstein managed portion: AllianceBernstein generally considers small-capitalization companies to be those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $4 billion or the market capitalization of the largest company in the Russell 2000 Value Index. AllianceBernstein may invest in real estate investment trusts (“REITs”). As of December 31, 2013, the market capitalization range of the Russell 2000 Value Index was approximately $15 million to $4.6 billion. AllianceBernstein may invest up to 25% of its portion of the Fund’s assets in securities of foreign issuers, including issuers in emerging market countries and American Depositary Receipts (“ADRs”). AllianceBernstein may also invest up to 20% of its portion of the Fund’s assets in short-term debt obligations.

AllianceBernstein seeks to identify companies that are undervalued versus their long-term earnings potential in selecting investments for its portion of the Fund. AllianceBernstein considers selling a holding when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-longer term earnings ratio, a higher dividend yield or other favorable qualitative metrics.

Disclosure Changes to the Additional Information About Performance section

In the Manager Firm Changes and/or Investment Policy Changes by Fund subsection, the following will be added:

Small-Cap Value Portfolio: AllianceBernstein L.P. became the co-sub-adviser of the Fund on May 1, 2014 and some investment policies changed at that time. NFJ Investment Group LLC was the sole sub-adviser to the Fund before that date.

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Disclosure Changes to the About Management section

The following will be added before the table for Ashmore Investment Management Limited:

AllianceBernstein L.P.

1345 Avenue of the Americas, New York, NY 10105

AllianceBernstein L.P. (“AllianceBernstein”) is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, public employee retirement funds, investment companies, and foundations, endowments, high net worth individuals, banks and insurance companies. AllianceBernstein is a subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations. As of December 31, 2013, AllianceBernstein’s total assets under management were approximately $450 billion.

SMALL-CAP VALUE PORTFOLIO

James MacGregor, CFA	Chief investment officer of AllianceBernstein’s small and mid-cap value equities since 2009, served as chief investment officer of AllianceBernstein’s Canadian value equities from 2009-2012, and director of research of AllianceBernstein’s small and mid-cap value equities from 2004 to 2009. Mr. MacGregor has over 20 years of investment experience. He has a BA from McGill University, an MSc from the London School of Economics, and an MBA from the University of Chicago.

Andrew Weiner	Director of research of AllianceBernstein since 2009, responsible for overseeing coverage of companies for AllianceBernstein’s small cap and small/mid cap value services. Prior to this, Mr. Weiner was a senior research analyst of AllianceBernstein, covering the consumer and industrial sectors for those same services. He has over 21 years of investment experience. Mr. Weiner holds a BS from the University of Pennsylvania and an MBA from Harvard Business School.

Form No.	15-42545-00

PSFSUP0314

SUPPLEMENT DATED MARCH 28, 2014

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

Dated October 16, 2013 for the Tactical Strategy Portfolio and the Tactical International Portfolio and

Dated May 1, 2013 for all other Funds

This supplement revises the Pacific Select Fund Statement of Additional Information dated October 16, 2013 for the Tactical Strategy Portfolio and the Tactical International Portfolio and dated May 1, 2013 for all other Funds, as supplemented (together, the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement will be effective May 1, 2014. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

ADDITIONAL INVESTMENT POLICIES OF THE FUNDS

The Small-Cap Value Portfolio section will be replaced with the following:

In addition to the principal investment policies, strategies and techniques described in the Prospectus, the Fund may invest non-principally in: preferred stock; convertible securities; ETFs; private placements; IPO investments; secondary offerings; U.S. government securities; bank obligations; variable and floating rate securities; when issued or delayed delivery securities; loan participations; warrants; rights; repurchase agreements; and commercial paper. The Fund may also invest in corporate debt securities (including U.S. dollar or foreign currency denominated corporate debt of domestic or foreign issuers); mortgage-related securities; asset-backed securities; and money market instruments. The Fund may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by NFJ. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings. The Fund may also engage in short sales against the box. The Fund may also enter into futures contracts and options on futures contracts on stock indices to provide equity exposure to the Fund’s cash. NFJ may also invest up to 10% of its portion of the Fund’s assets in ADRs.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the following will be added:

AllianceBernstein L.P. (“AllianceBernstein”)

AllianceBernstein, a leading global investment adviser, is a subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations. At December 31, 2013, AllianceBernstein Holding L.P. (“Holding”) owned approximately 35.4% of the issued and outstanding AllianceBernstein units. AXA Financial was the beneficial owner of approximately 63.1% of the AllianceBernstein units at December 31, 2013 (including those held indirectly through its ownership of approximately 1.5% of the issued and outstanding Holding units) which, including the general partnership interests in AllianceBernstein and Holding, represent an approximate 64.6% economic interest in AllianceBernstein.

In the Sub-Advisory Fee Schedules section, information regarding the Small-Cap Value Portfolio will be added as follows:

Sub-Adviser	Fund		Annual Sub-Advisory Fee (as a percentage of average daily net assets)
AllianceBernstein	Small-Cap Value Portfolio	[1,6]	0.40% on first $500 million
0.35% on excess

In addition, the current reference to footnote 1 to the Small-Cap Value Portfolio in the NFJ line item is deleted, and the following footnote will be added at the end of the table:

[6]	The Fund is sub-advised by both AllianceBernstein and NFJ. Each sub-adviser is paid based on the average daily net assets of the portion of the Fund it manages.

In the Sub-Advisory Fees Paid or Owed section, a reference to footnote number 16 will be added to the Small-Cap Value Portfolio, and the following footnote will be added at the end of the table:

[16]	AllianceBernstein became the co-sub-adviser of the Small-Cap Value Portfolio on May 1, 2014. NFJ Investment Group LLC served as the sole sub-adviser prior to that date.

In the Compensation Structures and Methods section, the following will be added:

AllianceBernstein

Compensation. AllianceBernstein’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.

Compensation for Portfolio Managers. Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark and versus peers over one-, three- and five-year calendar periods—with more weight given to longer time periods. The benchmark for compensation purposes for the Small-Cap Value Portfolio is the Russell 2000 Value Index. Peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to our investment style and most relevant within the asset class.

The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.

Other factors can play a part in determining portfolio managers’ compensation, including complexity of investment strategies managed, volume of assets managed and experience. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

In the Other Accounts Managed section under the Asset Based Fees table, the following information with respect to the Small-Cap Value Portfolio will be added:

	ASSET BASED FEES
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts
Small-Cap Value Portfolio
James MacGregor[8]	24	$4,582,927,195	33	$395,343,177	36	$1,393,009,336
Andrew Weiner[8]	24	$4,582,927,195	33	$395,343,177	34	$1,245,777,770

[8]	Other Accounts Managed information as of December 31, 2013.

In the Material Conflicts of Interest section, the following will be added:

AllianceBernstein

Investment Professional Conflict of Interest Disclosure. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments for only select accounts.

APPENDICES

The following will be added:

APPENDIX AC

AllianceBernstein

Statement of Policies and Procedures for Proxy Voting

(Dated: March 2013)

1.  Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment.

We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our Proxy Committee may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.  Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on boards and key committees. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	ESG

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.  Proxy Voting Procedures

3.1.	Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committee may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committee may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the Proxy Committee and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committee taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the Chair of the Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committee takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets, administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Committee

Our growth and value investment groups have formed a Proxy Committee to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. The Proxy Committee periodically reviews these policies and new types of environmental, social and governance issues, and decides how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the Proxy Committee will evaluate the proposal. In addition, the Proxy Committee, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues.

Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committee making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committee always votes proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed in section 3.2), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

Members of the Proxy Committee include senior investment personnel and representatives of the Legal and Compliance Department. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

Proxy Committee

Vincent DuPont:  SVP-Equities

Linda Giuliano:  SVP-Equities

Stephen Grillo:  VP-Equities

David Lesser:  VP-Legal

Mark Manley:  SVP-Legal

Andrew Weiner:  SVP-Equities

3.6.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Form No. 15-42548-00

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